UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020

RAYONT INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56020	27-5159463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 3, 26 Marine Parade, Southport

Queensland, 4215 Australia

+61 432 051 512

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RAYT	OTC Markets Group

ITEM 4.01 CHANGES IN REGISTRANT’ S CERTIFYING ACCOUNTANT

(a) On October 30, 2020, the board of directors of Rayont Inc. (the “Company”) terminated TOTAL ASIA ASSOCIATES PLT (“TAA”) as its independent registered public accounting firm effective as of October 30, 2020.

The reports of TAA on the Company’s financial statements for the year ended September 30, 2019 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. During the year ended September 30, 2019, and in the subsequent period through October 30, 2020, there were no disagreements with TAA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of TAA, would have caused TAA to make reference to the matter in its reports on the Company’s financial statements for such periods.

The Company provided TAA with a copy of the disclosures in the preceding paragraph and requested in writing that TAA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. TAA provided a letter, dated October 30, 2020 stating its agreement with such statements, which is included as exhibit 16.1 to this Current Report on Form 8-K.

(b) On October 30, 2020, the Company, based on the decision of its board of directors, approved the engagement of JP CENTURION & PARTNERS PLT, Kuala Lumpur, Malaysia (“JP C&P”) to serve as the Company’s independent registered public accounting firm, commencing October 30, 2020.

During the fiscal year ended September 30, 2019 and through the date of the board of directors’ decision, the Company did not consult JP C&P with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Total Asia Associates PLT to the Securities and Exchange Commission dated October 30, 2020 with respect to the disclosure in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONT INC.

Dated: October 30, 2020	By:	/s/ Marshini Thulkanam
Marshini Thulkanam
CEO and President